                                                                    EXHIBIT 99.8

This is the consolidated balance sheet for Southern Jersey Bancorp. All dollar amounts are in thousands.

                                                 3/31/99     3/31/98        12/31/98
ASSET
Cash and due from banks                           17,558        21,673        18,879
Interest Bearing Deposits                            450         4,000         2,450
Investment Securities Held to Maturity                 0        58,105             0

Investment Securities Available for Sale         106,140        35,237        98,974

Fair Value: Securities Held-to-Maturity
   3/31/99           0
   3/31/98      58,568
  12/31/98           0
Loan: Net of Unearned Income                     240,782       295,517       268,894
Less: Allowance for loan losses                    9,327         6,055        10,137
                                                 -------       -------       -------
Net Loans                                        231,455       289,462       258,757
                                                 -------       -------       -------
Federal Funds Sold                                75,350        38,800        67,700
Bank Premises and Equipment - Net                  7,071         6,505         6,994

Other Assets                                      27,422        23,824        28,911
                                                 -------       -------       -------
Total Assets                                     465,446       477,606       482,665
                                                 =======       =======       =======

LIABILITIES                                      3/31/99       3/31/98       12/31/98

Deposits - Interest Bearing                      368,878       375,382       380,179
Non-Interest Bearing Deposits                     60,551        57,052        65,387
                                                 -------       -------       -------
Total Deposits                                   429,429       432,434       445,566
Funds Purchased                                        0             0             0
Other Liabilities                                  5,032         5,703         5,010
                                                 -------       -------       -------
Total Liabilities                                434,461       438,137       450,576
Shareholder's Equity
Common Stock Par Value $1.67 per share
Authorized 5,000,000 shares;
Issued 1,307,683 shares                            2,184         2,129         2,184
Surplus                                            3,259         2,260         3,259
Undivided Profits                                 29,805        38,789        29,549
                                                 -------       -------       -------
                                                  35,248        43,178        34,992
Less: Treasury Stock at cost
 180,202 Common Shares  3-31-99
 181,195 Common Shares  3-31-98
 180,202 Common Shares 12-31-98
                                                   3,839         3,820         3,839
                                                 -------       -------       -------
                                                  31,409        39,358        31,153
Allowance for unrealized gain/losses
on Available for Sale Securities                    (424)          111           936
                                                 -------       -------       -------
Total Shareholder's Equity                        30,985        39,469        32,089
                                                 -------       -------       -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       465,446       477,606       482,665
                                                 =======       =======       =======



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


This is the consolidated balance sheet for Southern Jersey Bancorp of Delaware, Inc. All dollar amounts are shown in thousands except for the per share data.

                                                            Three Months         First Quarter
INTEREST INCOME
  Int. on Securities:
   Taxable int. income                                  1,512       1,089       1,512       1,089
   Tax-Exempt int. inc                                      2         352           2         352
   Interest and Fees on Loans                           4,857       6,429       4,857       6,429
   Interest on Interest Bearing Deposits                   26           0          26           0

   Federal Funds Sold                                     941         527         941         527
   Lease Income                                             0           0           0           0
                                                        -----       -----       -----       -----
Total Int. Income                                       7,338       8,397       7,338       8,397

INTEREST EXPENSE
Interest on Deposit Savings                             1,257       1,378       1,257       1,378
Certificates of Deposit $100,000 and over                 668       1,057         668       1,057

Federal Funds Purchased                                     0           0           0           0
Other Time Deposits                                     2,266       2,118       2,266       2,118
                                                        -----       -----       -----       -----
Total Int. Expense                                      4,191       4,553       4,191       4,553

NET INTEREST INCOME                                     3,147       3,844       3,147       3,844
Provision for Loan Losses                                 566       1,200         566       1,200
                                                        -----       -----       -----       -----
Net Interest Income after Provision for Loan Loss       2,581       2,644       2,581       2,644


OTHER OPERATING INCOME
Service charges on deposit accounts                       433         411         433         411

  Trust Department Income                                 223         190         223         190
  Comm., collection
    Charges and fees                                      217         254         217         254
  Investment Security gains/(losses)                      553           0         553           0

Other Non-Interest Income                                   0           0           0           0
                                                        -----       -----       -----       -----
Total Other Operating Income                            1,426         855       1,426         855

OTHER OPERATING EXPENSES
  Salaries and Wages                                    1,484       1,094       1,484       1,094
  Pension and other benefits                              310         328         310         328
  Occupancy and Equipment                                 479         450         479         450
  FDIC Assessment                                          60          40          60          40
  Postage, stationary and supplies                         75         151          75         151

  Professional Fees                                       327         342         327         342
  Other Oper. Expen                                       917       1,062         917       1,062
                                                        -----       -----       -----       -----
Total Other Oper. Expenses                              3,652       3,467       3,652       3,467

Income Before Income Taxes                                355          32         355          32
Applicable Income Taxes                                    99          10          99          10
                                                        -----       -----       -----       -----
NET INCOME                                                256          22         256          22
                                                        =====       =====       =====       =====
 Earnings Per Common Share                               0.23        0.02        0.23        0.02


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
                   SOUTHERN JERSEY BANCORP OF DELAWARE, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Dollars in Thousands)

                                                                  Three Months Ended
                                                                       March 31
                                                                  1999         1998
Cash Flows from Operating Activities
Net Income                                                         256             22
 Adjustments to reconcile net income to
  net cash provided by operating activities
 Amortization of Organization Expenses                               0              0
 Depreciation of Premises and Equipment                            157            132
 Net Loan Charge-Offs                                           (1,377)          (381)
 Provision for Loan Losses                                         566          1,200
 Premium Amortization net of discount accretion                      0              0

 Gain or (Loss) on Sale of Securities                              553              0
 Gain on Other Real Estate                                           0             (8)
 Gain on Sale of Bank Premises & Equipment                           0              0
(Increase)/decrease in Other Assets                              1,489         (3,360)
Increase/(decrease) in Other Liabilities                            22            372
Increase/(decrease) in Borrowed Funds                                0              0
                                                               -------        -------
Net Cash Provided by Operating Activities                        1,666         (2,023)

Cash Flows from Investing Activities
  Net (increase)/decrease in Int Bearing deposits                2,000              0

  Net (increase)/decrease in federal funds sold                 (7,650)         2,150

  Purchase of Investment Securities                            (46,988)       (15,457)
  Proceeds from Sale of Invest Securities                       29,302              0
  Proceeds from Maturities of Invest. Securities                 8,608         14,622

  (Increase)/Decrease in Loans                                   28,112         10,039
  Bank Premises and Equipment                                     (234)          (284)
  Proceeds from Sale of Bank Premises and Equipment                  0              0

  Proceeds from Sale of Other Real Estate                            0            155
                                                               -------        -------
Net Cash Used for Investing Activities                          13,150         11,225

Cash Flows from Financing Activities
  (Decrease)/Increase in Total Deposits                        (16,137)        (6,030)
  Cash Dividends                                                     0              0
  Purchase of Treasury Stock                                         0           (201)
  Sale of Treasury Stock                                             0            137
                                                               -------        -------
Net Cash Provided Financing Activities                         (16,137)        (6,094)

Net Increase/(Decrease) in Cash and Cash Equivalents            (1,321)         3,108

Cash and Equivalents at the Beginning of the Year               18,879         18,565
                                                               -------        -------

Cash & Equivalents at End of the Quarter                        17,558         21,673
                                                               =======        =======
Supplementary Schedule of Non-Cash
Investing and Financing Activities Loans, Net
of Charge-Offs transferred to Other Real Estate Owned:               0           149


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
                   SOUTHERN JERSEY BANCORP OF DELAWARE, INC.
                         NOTES TO FINANCIAL STATEMENTS
                       THREE MONTHS ENDED MARCH 31, 1999

1. Principals of Consolidation: The consolidated financial statements reflect the account of Southern Jersey Bancorp of Delaware, Inc. and its subsidiary The Farmers and Merchants National Bank of Bridgeton, after the elimination of all inter-company balances and transactions.

2. There have been no significant changes in the accounting policies of the Registrant the date the most recent annual report to security holders, nor have there occurred events, which have material impact on the disclosures herein.

3. The interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.

4. In accordance with Rule 10-01(b)(8), the unaudited interim financial statements filed under cover of Form 10-Q for March 31, 1999, reflect adjustments that are of a normal recurring nature which are, in the opinion of Management, necessary to a fair statement of the results for the interim periods presented.


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